Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events
31.	Subsequent events

(a) In 2019, the Group entered into a share purchase agreement with Bigo and its shareholders. Under the agreement, the Group agreed to purchase all outstanding shares of Bigo which were not yet owned by the Group. Pursuant to the agreement, the Company paid US$343.1 million in cash and issued
313,888,496
Class A common shares and
38,326,579
Class B common shares of the Company. Bigo is principally engaged in video and audio broadcast through its live-streaming applications and platforms all over the world. The transaction was completed on March 4, 2019. The Company’s previously held interests in Bigo before this transaction will be remeasured. The Group is in the process of evaluating the accounting treatment on the acquisition and the major outstanding item to complete is the valuation and purchase price allocation.

(b) In 2019, the Group signed an agreement with a third party company to dispose its game business in exchange of certain equity interests of this third party company. The completion of the transaction is subject to customary closing conditions and the Group expects a gain will be recognized from the transaction. The Group is in the process of the valuation related to the consideration and evaluating the accounting treatment of this acquisition.

(c) In September 2018, the Company entered into a loan agreement with a commercial bank, under which the Company obtained credit facility amounting to HK$700 million. The interest rate of the loan was HIBOR plus 0.67% per annum. As of the date of the issuance of the financial statements, the Company has borrowed a short-term loan amounting to HK$320 million from the bank. Term deposit of RMB300 million was pledged as collateral for the loan borrowed.

(d) On February 28, 2019, the Company entered into a facility agreement with Goldman Sachs Lending Partners LLC (“the Lender”). Subject to the terms of this agreement, the Lender agreed to make available to the Company a US$ term loan facility in an aggregate amount of up to US$100,250. In March 2019, the Company has borrowed a loan amounting to US$100,250 under this facility agreement. The interest rate of the loan is LIBOR plus a margin per annum. The margin ranges from 1.25% to 3.65% subject to the actual term of the loan. The loan was repaid on April 16, 2019.

(e) Huya completed a follow-on public offering of ADSs on April 12, 2019. As a result of these transactions, Huya issued and sold an aggregate of 13,600,000 ADSs and the Company, as selling shareholder, sold an aggregate of 4,800,000 Huya’s ADSs it held at a price of US$24.00 per ADS. The underwriters’ options granted by Huya and the Company to purchase additional ADSs have not been exercised yet until April 26, 2019.

The net proceeds received by Huya, after deducting underwriter commissions and estimated offering expenses, amounted to approximately US$313.8 million. The net proceeds received by the Company, after deducting underwriter commissions, amounted to approximately US$111.2 million.